EXHIBIT 99.1

CERTIFICATION PURSUANT TO

SECTION 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Multimedia Games, Inc. (the “Company”) on Form 10-Q for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gordon T. Graves, Chief Executive Officer of the Company, certify, that, based on my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Gordon T. Graves

Gordon T. Graves

Chief Executive Officer

February 14, 2003